EXHIBIT 10.1

                              ASSIGNMENT AGREEMENT
                              --------------------

THIS ASSIGNMENT AGREEMENT {this "AGREEMENT"), is made on APRIL 16, 2007, (the "EFFECTIVE DATE") CORNELL CAPITAL PARTNERS, L.P. a Cayman Islands exempt Limited Partnership, with its principal place of business at 101 Hudson Street, Suite 3700, Jersey City, NJ 07302 (the "ASSIGNOR"), and ACUNETX, INC., a registered Nevada corporation with its principal place of business at 1000 South McCaslin, Suite 300, Superior, CO 80027 (the "ASSIGNEE").

         WHEREAS, Assignor is the legal and beneficial owner of that certain Five Hundred Ten Thousand Nine Hundred Seventy Eight 510,978) restricted shares, certificate number 20348-9, dated February 1, 2007 ("Restricted Shares") and Seventy Thousand (70,000) common shares ("COMMON SHARES" ) (collectively "SHARES") of AcuNetx, Inc. (the "COMPANY"), which was acquired by the Assignor through its rights under a Standby Equity Distribution Agreement "SEDA"), dated January 31, 2006, including without limitation the Registration Rights Agreement and Placement Agent Agreement, each dated January 31, 2006 (collectively "TRANSACTION DOCUMENTS");

         WHEREAS, Assignor desires to assign to Assignee and Assignee desires to purchase from Assignor the Shares on the basis of the representations, warranties and agreements contained in this Agreement, and upon the terms but subject, to the conditions set forth herein; and

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1) ASSIGNMENT. For the Purchase Price equal to the amount set forth on
SCHEDULE I attached hereto, the Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers to the Assignee the Shares and all of its rights and benefits thereunder and conferred therein and the Assignee accepts such assignment as of the date hereof, This assignment is made free and clear of any and all claims, liens, demands, restrictions or encumbrances of any kind whatsoever.

         2) DELIVERY OF SHARES, CLOSING The sale and transfer of the Shares as herein contemplated and all actions required to be completed hereunder shall take place on a date and time agreeable to the parties hereto but in no event after twenty-one (21) days from the Effective Date (the "CLOSING DATE"). On the Closing Date the Assignee shall pay to the Assignor the full Purchase Price in immediately available funds in US Dollars and upon receipt of the Purchase Price the Assignor shall deliver to the Assignee the Shares which are the subject of this Agreement duly endorsed for transfer to the Assignor.

         3) ADDITIONAL DOCUMENTS. The Assignor agrees to take such further action and to execute and deliver, or cause to be executed and delivered, any other documents which are, in the opinion of the Assignee or its counsel, necessary to carry out the terms and conditions of this Assignment.

         4) EFFECTIVE DATE AND COUNTERPART SIGNATURE. This Agreement shall be effective as of the date first written above. This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

         5) REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR. The Assignor hereby warrants and represents as follows:

                  a) ORGANIZATION; AUTHORITY The Assignor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder; and the execution, delivery and performance by the Assignor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership or similar action on the part of the Assignor. This Agreement, when executed and delivered by the Assignor, will constitute a valid and legally binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

                  b) OWNERSHIP OF SHARES. Assignor is the sole owner and holder of the Shares to be transferred hereby. There are no liens, claims or encumbrances affecting any of the shares except with respect to restrictions on the further transfer of the Shares as may be imposed by the Securities Act of 1933, as amended. The Shares have been held by the Assignor exclusively since their acquisition and the Assignor has not pledged or created any lien, with respect to any of the Shares during the term of its ownership of the Shares.

                  c) NO LITIGATION. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Assignor, threatened against the Assignor which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                  d) NO CONFLICTS; ADVICE. Neither the execution and delivery of the this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Assignor is subject or any provision Of its organizational documents Or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Assignor is a party. The Assignor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment of the Shares, e) CONSENTS. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other person is required for the valid authorization, execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated hereby.

         6) REPRESENTATIONS AND WAR TIES OF THE ASSIENEE.

                  a) ORGANIZATION; AUTHORITY, The Assignee, if not a natural person, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder, and the execution, delivery and performance by the Assignee of the transactions contemplated by this Agreement have been duly authorized by an necessary corporate or similar action on the pall of the Assignee. This Agreement, when executed and delivered by the Assignee, will constitute a valid and legally binding obligation of the Assignee, enforceable against the Assignee in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency., reorganization, moratorium, fraudulent conveyance, and any ether laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws resting to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

                  b) INVESTMENT LATENT. The Assignee is acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution, resale or public offering of such Shares or any part thereof in violation of the United States Securities and Exchange Act of 1933, as amended ("SECURITIES ACT"). The Assignee does not presently have any contract, undertaking, agreement or arrangement with any entity, organization or individual (each a "PERSON") to sell, transfer or grant participations to any Person with respect to the Shares.

                  c) INVESTMENT EXPERIENCE; ACCESS TO INFORMATION AND PREEXISTING RELATIONSHIP. The Assignee (a) either alone or together With its representatives, has such knowledge and experience, in financial and business matters as to he capable of evaluating the merits, and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment, (b) has the ability to hear the economic risks of this investment and can afford a complete loss of such investment, (c) understands the terms of and risks associated with the acquisition of the Shares, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which the Company operates, (d) has had the opportunity to review such disclosure regarding the Company, its business, its financial condition and its prospects as the Assignee has determined to he necessary in connection with the Assignment of the Shares, including, without limitation, the Company's Annual Report on Form 10-K (or substantially equivalent form) for its most recently completed fiscal year, the Company's Quarterly Reports on Form 10-Q (or substantially equivalent form) for the fiscal quarters since the end of such completed fiscal year, and the Company's Current Reports on Form 8-K (or substantially equivalent form) since the end of such completed fiscal year. each as amended.

                  d) ASSIGNEE STATUS. At the time the Assignee was offered the Shares, it was, and as of the date hereof it is, an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. The Assignee is not, and is not required to be registered as, a broker-dealer under Section 15 of the United States Securities and Exchange Act of 1934 ("EXCHANGE ACT").

                  e) RESTRICTIONS ON TRANSFER. The Assignee understands that the Restricted Shares (a) have not been registered under the Securities Act or the securities laws of any state, (b) are and will be "RESTRICTED SECURITIES" as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act ("RULE 144"), (c) may not be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, Or unless an exemption from such registration provisions is available with respect to such transaction, and (d) will bear a legend substantially as set forth below:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECUMTIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OE 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE, REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  f) GENERAL SOLICITATION. The Assignee is not accepting such Assignment as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  g) NO CONFLICTS; ADVICE. Neither the execution and delivery of the this Agreement, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Assignee is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which the Assignee is a party. The Assignee has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Assignment of the Shares.

                  h) NO LITIGATION. There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of the Assignor, threatened against the Assignor which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement.

                  i) CONSENTS. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other person is required for the valid authorization, execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated hereby.

                  j) The Assignee hereby acknowledges that the Shares may only be disposed of in compliance with United States Federal and State Securities Laws. The Assignee further acknowledges that in connection with any transfer of the Shares subsequent to the date hereof and other than pursuant to an effective registration statement, the Company and/or the Company's transfer agent may require an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company and/or the Company's transfer agent, as applicable,

                  k) STOP TRANSFER NOTICES. The Assignee agrees that, in order to ensure compliance with the restrictions referred to herein, appropriate "STEP TRANSFER" instructions may be issued to the Company's transfer agent.

         7) GOVERNING LAW; SUBMISSION TO JURISDICTION, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE HUDSON COUNTY, IN THE STATE OF NEW JERSEY. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINIENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF I'HIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.


         8) AMENDMENTS. No provision hereof may be waived or modified other than by an instrument in writing signed by the party against whom enforcement is sought.

         9) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision, of this Agreement in any other jurisdiction.

         10) WAIVER AND CONSENT. The Company hereby waives compliance with 2(f) of the Securities Purchase Agreement in connection with this Agreement and consents to the assignment of the Shares and all rights and interests that the Assignor has under the Transaction Documents from the Assignor to the Assignee.


                     [SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

         IN WITNESS WHEREOF. the parties hereto have executed this Agreement the day and year first above written.

ASSIGNOR
--------

CORNELL CAPITAL PARTNERS, L.P.
BY: YORKVILLE ADVISORS, LLC
ITS:  INVESTMENT ADVISOR


By: /S/ MARK ANGELO
    -----------------------------------------------
Name: Mark Angelo
Title: Portfolio Manager

ASSIGNEE
--------

AcuNetx, Inc.


By: /S/ RON WALDORF
    -----------------------------------------------
Name: Ron Waldorf
Title: CEO

COMPANY
-------

Acknowledged and Agreed:
ATIONETX, INC.


By: /S/ RON WALDORF
    -----------------------------------------------
Name: Ron Waldorf
Title: CEO


                                                           SCHEDULE I


------------------------------- ----------------------------- ---------------------------------- -------------------------------
        ASSIGNEE NAME                   COMPANY NAME                   NUMBER OF SHARES                 PURCHASE PRICE
------------------------------- ----------------------------- ---------------------------------- -------------------------------
                                                                            510,978
        AcuNetx, Inc.                  AcuNetx, Inc.                  (Restricted Shares)                  $6,387.23
------------------------------- ----------------------------- ---------------------------------- -------------------------------
                                                                            70,000
        AcuNetx, Inc.                  AcuNetx, Inc.                    (Common Shares)                      $875.00
------------------------------- ----------------------------- ---------------------------------- -------------------------------

                                           TOTAL                            580,978                        $7,262.23
------------------------------- ----------------------------- ---------------------------------- -------------------------------


                                                              -7-